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                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 14, 2001 included in the ARAMARK Corporation and subsidiaries Form 10-K for the fiscal year ended September 28, 2001 and to all references to our Firm included in this registration statement.


                                     /s/ Arthur Andersen LLP


Philadelphia,  Pennsylvania
December 17, 2001